AXA PREMIER VIP TRUST

AXA ALLOCATION PORTFOLIOS

SUPPLEMENT DATED DECEMBER 1, 2005 TO THE PROSPECTUS

DATED JANUARY 10, 2005, AS REVISED DECEMBER 1, 2005

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Allocation Portfolios of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, NY 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the Sub-adviser to Certain Underlying Portfolios of the Trust in which the Trust’s Portfolios may invest.

Information Regarding

EQ/Intermediate Term Bond Portfolio

EQ/Long Term Bond Portfolio

EQ/Short Duration Bond Portfolio

EQ/Government Securities Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

The information provided below updates information regarding each Portfolio and should supplement information located in the section entitled “Information Regarding the Underlying Portfolios” with respect to each Portfolio.

In September 2005, AXA Financial, Inc. (“AXA Financial”) entered into a definitive agreement to sell The Advest Group, Inc. (“Advest”), a subsidiary of AXA Financial and the parent company of Boston Advisors, Inc. (“Boston Advisors”) to Merrill Lynch Pierce Fenner & Smith (“Merrill”). This transaction was effected on December 2, 2005. Prior to the acquisition of Advest by Merrill, Boston Advisors served as the adviser to the Portfolios.

Effective December 2, 2005, Mercury Advisors (“Mercury”), a division of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08543, became the adviser to the Portfolios. Mercury, together with its investment advisory affiliates, is the world’s third-largest firm, with total assets under management of $519 billion, including $205.8 billion in US fixed income assets, as of September 30, 2005. Mercury and its advisory affiliates serve as advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The information provided below supercedes and replaces information regarding the Portfolios which is provided on Pages 21 and 22 in the Section of the Prospectus “Information Regarding the Underlying Portfolios.”

Investment Grade Bond
Portfolio and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EQ/Government Securities Portfolio Sub-Adviser: Mercury Advisors	Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as mortgage-backed securities.	• Interest Rate Risk • Mortgage-Backed Securities Risk

EQ/Intermediate Bond Portfolio Sub-adviser: Mercury Advisors	Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in investment-grade fixed income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset-Backed Securities Risk • Portfolio Turnover Risk

EQ/Long Term Bond Portfolio Sub-Adviser: Mercury Advisors	Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset-Backed Securities Risk

EQ/Short Duration Bond Fund Sub-adviser: Mercury Advisors	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities included U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage-related securities.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Investment Grade Securities Risk • Securities Lending Risk